UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 10, 2006

CARRAMERICA REALTY CORPORATION

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland Delaware Delaware	1-11706 000-50663 000-22741	52-1796339 20-0882547 52-1976308
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty Corporation

CarrAmerica Realty Operating Partnership, L.P.

CarrAmerica Realty, L.P.

Form 8-K

Item 8.01 Other Events

On July 10, 2006, CarrAmerica Realty Corporation issued the press release attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference announcing the respective total consideration to be paid by its subsidiary, CarrAmerica Realty Operating Partnership, L.P. (the “Company”), in connection with the Company’s previously announced cash tender offers and related consent solicitations for any and all of its (i) 7.375% Senior Notes due 2007 and the 6.875% Senior Notes due 2008 accepted for payment that were validly tendered with consents delivered and not withdrawn on or prior to 5:00 p.m., New York City time, on June 22, 2006, and (ii) 5.261% Senior Notes due 2007, 5.25% Senior Notes due 2007, 3.625% Senior Notes due 2009, 5.500% Senior Notes due 2010, 5.125% Senior Notes due 2011 and 7.125% Senior Notes due 2012 accepted for payment that were validly tendered with consents delivered and not withdrawn on or prior to 5:00 p.m., New York City time, on June 30, 2006, and the respective purchase price for any and all of its (i) 7.375% Senior Notes due 2007 and 6.875% Senior Notes due 2008 accepted for payment that are validly tendered subsequent to 5:00 p.m., New York City time, on June 22, 2006, and (ii) 5.261% Senior Notes due 2007, 5.25% Senior Notes due 2007, 3.625% Senior Notes due 2009, 5.500% Senior Notes due 2010, 5.125% Senior Notes due 2011 and 7.125% Senior Notes due 2012 accepted for payment that are validly tendered subsequent to 5:00 p.m., New York City time, on June 30, 2006 but, in each case, on or prior to 8:00 a.m., New York City time, on July 13, 2006, as described in the attached press release.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1     Press Release dated July 10, 2006 issued by CarrAmerica Realty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2006

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

CARRAMERICA REALTY OPERATING

PARTNERSHIP, L.P.

By: CARRAMERICA REALTY CORPORATION,

its sole general partner

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

CARRAMERICA REALTY, L.P.

By: CARRAMERICA REALTY GP HOLDINGS, LLC,

its sole general partner

By: CARRAMERICA REALTY OPERATING

PARTNERSHIP, L.P., its sole member

By: CARRAMERICA REALTY CORPORATION,

its sole general partner

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release dated July 10, 2006 issued by CarrAmerica Realty Corporation.